                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 15, 1999 included in Premiere Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 as amended by Form 10-K/A.


/s/ Arthur Andersen LLP


Atlanta, Georgia
February 11, 2000